TERMINATION AGREEMENT

      THIS TERMINATION AGREEMENT (the "Agreement") is made and entered into effective as of February 13, 2006, by and among LASER ENERGETICS, INC., a Delaware corporation (the "Company"), DAVID GONZALEZ, ESQ. (the "Escrow Agent") and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor").

                                    Recitals:

      WHEREAS, the Company, the Escrow Agent and the Investor entered into a Securities Purchase Agreement (the "SPA") and an Escrow Agreement each dated November 19, 2004 (the "Escrow Agreement").

      NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants contained herein and in the Escrow Agreement and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. Termination. Each of the parties to this Agreement hereby terminates the Escrow Agreement and the respective rights and obligations contained therein and any rights and obligations with respect to escrow arrangements provided for in the SPA. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Escrow Agreement or the escrow arrangements (including fees) provided for in the SPA.

      IN WITNESS WHEREOF, the parties have signed and delivered this Termination Agreement on the date first set forth above.

LASER ENERGETICS, INC.                              CORNELL CAPITAL PARTNERS, LP


By:    /s/ Robert D. Battis                         By: Yorkville Advisors, LLC
       --------------------
Name:  Robert D. Battis                             Its: General Partner
Title: President & CEO

                                                    By:    /s/ Mark A. Angelo
                                                           ---------------------
                                                    Name:  Mark A. Angelo
                                                    Title: Portfolio Manager

                                                    ESCROW AGENT


                                                    By:    /s/ David Gonzalez
                                                           ---------------------
                                                    Name:  David Gonzalez, Esq.